Exhibit 10.57

EXECUTION COPY

AMENDMENT NO. 1 dated as of August 12, 2005 (this “Amendment”), to the Credit Agreement dated as of April 22, 2005 (the “Credit Agreement”), among DELTEK SYSTEMS, INC. (the “Borrower”), the Lenders (as defined therein) and CREDIT SUISSE (formerly known as Credit Suisse First Boston), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower.

B. The Borrower has requested an amendment to the Credit Agreement as set forth herein.

C. The Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment. The last sentence of the definition of “Consolidated Fixed Charges” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“For purposes of determining the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters ended June 30, 2005, September 30, 2005 and December 31, 2005, Consolidated Fixed Charges shall be deemed to be equal to (a) the Consolidated Fixed Charges for the fiscal quarter ended June 30, 2005, multiplied by 4, (b) the Consolidated Fixed Charges for the two consecutive fiscal quarters ended September 30, 2005, multiplied by 2, and (c) the Consolidated Fixed Charges for the three consecutive fiscal quarters ended December 31, 2005, multiplied by 4/3, respectively.”

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that, as of the Amendment Effective Date (as defined below):

(a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(b) No Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date first written above on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DELTEK SYSTEMS, INC.,

By
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, (formerly known as Credit Suisse First Boston, acting through its Cayman Islands branch), individually and as Administrative Agent and Collateral Agent,

By
Name:
Title:

By
Name:
Title:

3

SIGNATURE PAGE TO

AMENDMENT NO. 1 DATED

AS OF AUGUST 12, 2005 TO

THE DELTEK SYSTEMS, INC.

CREDIT AGREEMENT

DATED AS OF APRIL 22, 2005

Name of Lender:

By
Name:
Title: